[Table of Contents]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 19, 2003

AVX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 17th Avenue South
Myrtle Beach, South Carolina		29577
(Address of principal executive offices)		(Zip Code)

(843) 448-9411
(Registrant's telephone number, including area code)
______________________________

Item 5.	Other Events and Required FD Disclosure

On September 19, 2003, AVX Corporation announced a charge for tantalum material. A copy of the press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits:
		Exhibit No.	Description of Exhibit:
		99.1	Press Release issued by AVX Corporation, dated September 19, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2003

AVX CORPORATION

By:	/S/ Kurt P. Cummings
Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release issued by AVX Corporation, dated September 19, 2003

TABLE OF CONTENTS

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Signature
Exhibit Index